EXHIBIT 10.4(A)(1)



                               EXTENSION AGREEMENT
                               -------------------

30 DAY OF APRIL 2004


         THIS WILL CONFIRM OUR UNDERSTANDING AS OF APRIL 30, 2004 THAT THE FINANCIAL ADVISORY AGREEMENT BETWEEN IPORUSSIA, INC. AND JOINT STOCK COMPANY BANK ELEKTRONIKA, DATED APRIL 30, 2002, IN ACCORDANCE WITH PARAGRAPH 4 THEREOF, IS HEREBY RENEWED AND EXTENDED, ON THE SAME TERMS AND CONDITIONS THEREOF, FOR A PERIOD OF TWENTY-FOUR (24) MONTHS, COMMENCING ON APRIL 30, 2004, AND TERMINATING APRIL 30, 2006.

         THE PARTIES HAVE DULY EXECUTED THIS EXTENSION AGREEMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                                     IPORUSSIA, INC.



                                     BY:  /S/ VLADIMIR F. KUZNETSOV
                                          --------------------------------------
                                          VLADIMIR F. KUZNETSOV
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                     JOINT STOCK COMPANY BANK ELEKTRONIKA



                                     BY:  /S/ VLADIMIR ROMANOV
                                          --------------------------------------
                                          VLADIMIR ROMANOV
                                          CHAIRMAN OF THE BOARD